               Section 240.14a-101  Schedule 14A.
          Information required in proxy statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12


                    2002 Target Term Trust Inc.
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                          2002 TARGET TERM TRUST INC.

                                ----------------
                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                                 MARCH 22, 2001
                                ----------------

TO THE SHAREHOLDERS:

    The annual meeting of shareholders of 2002 Target Term Trust Inc. ('Fund') will be held on March 22, 2001 at 10:00 a.m., Eastern time, at 1285 Avenue of the Americas, 14th Floor, New York, New York 10019 for the following purposes:

        (1) To elect nine (9) directors to serve until the annual meeting of shareholders in 2002, or until their successors are elected and qualified;

        (2) To ratify the selection of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending November 30, 2001;

        (3)  To approve a new sub-adviser approval policy for the Fund; and

        (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

    You are entitled to vote at the meeting and any adjournments thereof if you owned Fund shares at the close of business on January 18, 2001. If you attend the meeting, you may vote your shares in person. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE PAID ENVELOPE.

                                          By order of the board of directors,

                                          DIANNE E. O'DONNELL
                                          Secretary

January 31, 2001
51 West 52nd Street
New York, New York 10019-6114

--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

     PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted 'FOR' the nominees for director named in the attached proxy statement and 'FOR' all other proposals noticed above. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY CARD PROMPTLY.

     If we do not receive your completed proxy cards after several weeks, our proxy solicitor, Shareholder Communications Corporation, may contact you. Our proxy solicitor will remind you to vote your shares or will record your vote over the phone if you choose to vote in that manner.

--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

    The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

    1. INDIVIDUAL ACCOUNTS: Sign your name exactly as it appears in the registration on the proxy card.

    2. JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

    3. ALL OTHER ACCOUNTS: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

                    REGISTRATION                              VALID SIGNATURE
                    ------------                              ---------------
Corporate Accounts

  (1) ABC Corp.......................................  ABC Corp.
                                                        John Doe, Treasurer

  (2) ABC Corp.......................................  John Doe, Treasurer

  (3) ABC Corp. c/o John Doe, Treasurer..............  John Doe

  (4) ABC Corp. Profit Sharing Plan..................  John Doe, Trustee

Partnership Accounts

  (1) The XYZ Partnership............................  Jane B. Smith, Partner

  (2) Smith and Jones, Limited Partnership...........  Jane B. Smith, General Partner

Trust Accounts

  (1) ABC Trust Account..............................  Jane B. Doe, Trustee

  (2) Jane B. Doe, Trustee u/t/d 12/28/78............  Jane B. Doe

Custodial or Estate Accounts

  (1) John B. Smith, Cust. f/b/o John B.
      Smith, Jr. UGMA/UTMA...........................  John B. Smith

  (2) Estate of John B. Smith........................  John B. Smith, Jr.
                                                        Executor

                          2002 TARGET TERM TRUST INC.
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                              -------------------
                                PROXY STATEMENT
                              -------------------

          ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MARCH 22, 2001

    This statement is furnished to the shareholders of 2002 Target Term Trust Inc. ('Fund') in connection with the board of directors' solicitation of proxies to be used at the annual meeting of shareholders of the Fund to be held on March 22, 2001, or any adjournment or adjournments thereof. This proxy statement and the related proxy card will first be mailed to shareholders on or about
January 31, 2001.

    A majority of the shares outstanding on January 18, 2001, represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting, or if such a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

    Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment and Proposal 3, for which the required vote is a specified majority of the outstanding shares of the Fund, but will have no effect on Proposals 1 and 2, for which the required vote is a plurality and majority, respectively, of the votes cast.

    The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or your duly appointed agent or attorney-in-fact. If you give no voting instructions, your shares will be voted FOR the nine nominees for directors named herein, FOR the remaining proposals described in this proxy statement and, in the proxies' discretion, either FOR or AGAINST any other business that may properly arise at the meeting. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Fund prior to the meeting and must indicate your name and account number. In addition, if you attend the annual meeting in person you may, if you wish, vote by ballot at the meeting, thereby cancelling any proxy previously given.


    As of the record date, January 18, 2001, the Fund had outstanding 7,663,167 shares of common stock. The solicitation of proxies, the cost of which will be borne by the Fund, will be made primarily by mail but also may include telephone or oral communications by regular employees of Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins') or PaineWebber Incorporated ('PaineWebber'), who will not receive any compensation therefor from the Fund. In addition, the Fund has engaged the services of

Shareholder Communications Corporation to assist it in the solicitation of proxies for the meeting. Shareholder Communications Corporation will be paid approximately $11,000 for proxy solicitation services. Each full share of the Fund outstanding is entitled to one vote and each fractional share of the Fund outstanding is entitled to a proportionate share of one vote for such purposes.


    Mitchell Hutchins serves as the Fund's investment adviser and administrator. Mitchell Hutchins is a wholly owned asset management subsidiary of PaineWebber, which is a wholly owned indirect subsidiary of UBS AG. UBS AG, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry. The principal business address of Mitchell Hutchins is 51 West 52nd Street, New York, New
York 10019-6114. The principal business address of PaineWebber is 1285 Avenue of the Americas, New York, New York 10019-6028. The principal business address of UBS AG is Bahnhofstrasse 45, Zurich, Switzerland.

    Goldman Sachs Funds Management, L.P. ('Sub-Adviser'), 85 Broad Street, New York, New York 10004, serves as the Fund's investment sub-adviser. The Sub-Adviser is a limited partnership indirectly controlled by Goldman Sachs Group, Inc., 85 Broad Street, New York, New York 10004.

    The Fund's annual report containing financial statements for the fiscal year ended November 30, 2000, is being mailed to shareholders concurrently with this proxy statement.

                       PROPOSAL 1. ELECTION OF DIRECTORS

    Proposal 1 relates to the election of directors of the Fund. Management proposes the election of the nine nominees named in the table below. Each nominee, including those who are not 'interested persons' of the Fund as that term is defined by the Investment Company Act of 1940 ('1940 Act') ('Independent Directors'), has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted FOR the election of the nine nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.

    Mr. Bewkes has served as a director from the Fund's inception except for a brief period in 1993. Messrs. Armstrong and Burt have served as directors of the Fund since March 16, 1995. Other than Mr. Storms, each of the other remaining directors was first elected to the board on April 11, 1996. Mr. Storms has served as a director since May 13, 1999. Effective September 8, 2000,
Ms. Farrell resigned her position as a director. A nominee has not yet been selected to fill the vacancy created by her resignation. If each of the nine nominees is elected, one vacancy will remain on the board of directors of the Fund. Proxies cannot be voted for a greater number of persons than the number of nominees named. None of the current directors and executive officers
(19 persons) beneficially owned any shares of the Fund on December 31, 2000.

                                        PRESENT POSITION WITH THE                 SHARES OWNED
                                     FUND; BUSINESS EXPERIENCE DURING            BENEFICIALLY ON
       NOMINEE; AGE                PAST FIVE YEARS; OTHER DIRECTORSHIPS        DECEMBER 31, 2000**
       ------------                ------------------------------------        -------------------
Margo N. Alexander*; 53      Director. Mrs. Alexander is Chairman (since               --
                             March 1999) and a director of Mitchell Hutchins
                             (since January 1995) and an executive vice
                             president and director of PaineWebber (since
                             March 1984). She was chief executive officer of
                             Mitchell Hutchins from January 1995 to October
                             2000. Mrs. Alexander is a director or trustee of
                             30 investment companies for which Mitchell
                             Hutchins,

                                        PRESENT POSITION WITH THE                 SHARES OWNED
                                     FUND; BUSINESS EXPERIENCE DURING            BENEFICIALLY ON
       NOMINEE; AGE                PAST FIVE YEARS; OTHER DIRECTORSHIPS        DECEMBER 31, 2000**
       ------------                ------------------------------------        -------------------
                             PaineWebber or one of their affiliates serves as
                             investment adviser.

Richard Q. Armstrong; 65     Director. Mr. Armstrong is chairman and                   --
                             principal of R.Q.A. Enterprises (management
                             consulting firm) (since April 1991 and principal
                             occupation since March 1995). He is also a
                             director of AlFresh Beverages Canada, Inc. (a
                             Canadian Beverage subsidiary of AlFresh Foods
                             Inc.) (since October 2000). Mr. Armstrong was
                             chairman of the board, chief executive officer
                             and co-owner of Adirondack Beverages (producer
                             and distributor of soft drinks and
                             sparkling/still waters) (October 1993-March
                             1995). He was a partner of The New England
                             Consulting Group (management consulting firm)
                             (December 1992-September 1993). He was managing
                             director of LVMH U.S. Corporation (U.S.
                             subsidiary of the French luxury goods
                             conglomerate, Louis Vuitton Moet Hennessey
                             Corporation) (1987-1991) and chairman of its
                             wine and spirits subsidiary, Schieffelin &
                             Somerset Company (1987-1991). Mr. Armstrong is a
                             director or trustee of 29 investment companies
                             for which Mitchell Hutchins, PaineWebber or one
                             of their affiliates serves as investment
                             adviser.

E. Garrett Bewkes, Jr.*; 74  Director and Chairman of the board of directors.          --
                             Mr. Bewkes serves as a consultant to PaineWebber
                             (since May 1999). Prior to November 2000, he was
                             a director of Paine Webber Group Inc. ('PW
                             Group,' formerly the holding company of
                             PaineWebber and Mitchell Hutchins) and prior to
                             1996, he was a consultant to PW Group. Prior to
                             1988, he was chairman of the board, president
                             and chief executive officer of American Bakeries
                             Company. Mr. Bewkes is a director of Inter-
                             state Bakeries Corporation. Mr. Bewkes is a
                             director or trustee of 40 investment companies
                             for which Mitchell Hutchins, PaineWebber or one
                             of their affiliates serves as investment
                             adviser.

Richard R. Burt; 53          Director. Mr. Burt is chairman of IEP Advisors,           --
                             LLP (international investments and consulting
                             firm) (since March 1994) and a partner of
                             McKinsey & Company (management consulting firm)
                             (since 1991). He is also a director of
                             Archer-Daniels-Midland Co. (agricultural
                             commodities), Hollinger International Co.
                             (publishing), Homestake Mining Corp., (gold
                             mining), six investment companies in the
                             Deutsche Bank family of funds, nine investment
                             companies in the Flag Investors family of funds,
                             The Central European Fund, Inc. and The Germany
                             Fund, Inc., vice chairman of Anchor Gaming
                             (provides technology to gaming and wagering
                             industry) (since July 1999) and chairman of
                             Weirton Steel Corp. (makes and finishes steel
                             products) (since April 1996). He was the chief
                             negotiator in the Strategic Arms Reduction Talks
                             with the former Soviet Union (1989-1991) and the
                             U.S. Ambassador to the Federal Republic of
                             Germany (1985-1989). Mr. Burt is a director or

                                        PRESENT POSITION WITH THE                 SHARES OWNED
                                     FUND; BUSINESS EXPERIENCE DURING            BENEFICIALLY ON
       NOMINEE; AGE                PAST FIVE YEARS; OTHER DIRECTORSHIPS        DECEMBER 31, 2000**
       ------------                ------------------------------------        -------------------
                             trustee of 29 investment companies for which
                             Mitchell Hutchins, PaineWebber or one of their
                             affiliates serves as investment adviser.

Meyer Feldberg; 58           Director. Mr. Feldberg is Dean and Professor of           --
                             Management of the Graduate School of Business,
                             Columbia University. Prior to 1989, he was
                             president of the Illinois Institute of
                             Technology. Dean Feldberg is also a director of
                             Primedia Inc. (publishing), Federated Department
                             Stores, Inc. (operator of department stores) and
                             Revlon, Inc. (cosmetics). Dean Feldberg is a
                             director or trustee of 37 investment companies
                             for which Mitchell Hutchins, PaineWebber or one
                             of their affiliates serves as investment
                             adviser.

George W. Gowen; 71          Director. Mr. Gowen is a partner in the law firm          --
                             of Dunnington, Bartholow & Miller. Prior to May
                             1994, he was a partner in the law firm of Fryer,
                             Ross & Gowen. Mr. Gowen is a director or trustee
                             of 37 investment companies for which Mitchell
                             Hutchins, PaineWebber or one of their affiliates
                             serves as investment adviser.

Frederic V. Malek; 64        Director. Mr. Malek is chairman of Thayer                 --
                             Capital Partners (merchant bank) and chairman of
                             Thayer Hotel Investors II and Lodging
                             Opportunities Fund (hotel investment
                             partnerships). From January 1992 to November
                             1992, he was campaign manager of Bush-Quayle
                             '92. From 1990 to 1992, he was vice chairman
                             and, from 1989 to 1990, he was president of
                             Northwest Airlines Inc. and NWA Inc. (holding
                             company of Northwest Airlines Inc.). Prior to
                             1989, he was employed by the Marriott
                             Corporation (hotels, restaurants, airline
                             catering and contract feeding), where he most
                             recently was an executive vice president and
                             president of Marriott Hotels and Resorts. Mr.
                             Malek is also a director of Aegis
                             Communications, Inc. (tele-services), American
                             Management Systems, Inc. (management consulting
                             and computer related services), Automatic Data
                             Processing, Inc. (computing services), CB
                             Richard Ellis, Inc. (real estate services), FPL
                             Group, Inc. (electric services), Global Vacation
                             Group (packaged vacations), HCR/Manor Care, Inc.
                             (health care), SAGA Systems, Inc. (software
                             company) and Northwest Airlines Inc. Mr. Malek
                             is a director or trustee of 29 investment
                             companies for which Mitchell Hutchins,
                             PaineWebber or one of their affiliates serves as
                             investment adviser.

Carl W. Schafer; 65          Director. Mr. Schafer is president of the                 --
                             Atlantic Foundation (charitable foundation
                             supporting mainly oceanographic exploration and
                             research). He is a director of Labor Ready, Inc.
                             (temporary employment), Roadway Express, Inc.
                             (trucking), The Guardian Group of Mutual Funds,
                             the Harding, Loevner Funds, E.I.I. Realty Trust
                             (investment company), Evans Systems, Inc. (motor
                             fuels, convenience store and diversified compa-
                             ny), Electronic Clearing House, Inc. (financial
                             transac-

                                        PRESENT POSITION WITH THE                 SHARES OWNED
                                     FUND; BUSINESS EXPERIENCE DURING            BENEFICIALLY ON
       NOMINEE; AGE                PAST FIVE YEARS; OTHER DIRECTORSHIPS        DECEMBER 31, 2000**
       ------------                ------------------------------------        -------------------
                             tions processing), Frontier Oil Corporation and
                             Nutraceutix, Inc. (biotechnology company). Prior
                             to January 1993, he was chairman of the
                             Investment Advisory Committee of the Howard
                             Hughes Medical Institute. Mr. Schafer is a
                             director or trustee of 29 investment companies
                             for which Mitchell Hutchins, PaineWebber or one
                             of their affiliates serves as an investment
                             adviser.

Brian M. Storms*; 46         Director and President. Mr. Storms is chief               --
                             executive officer (since October 2000) and
                             president of Mitchell Hutchins (since March
                             1999). Mr. Storms was president of Prudential
                             Investments (1996-1999). Prior to joining
                             Prudential he was a managing director at
                             Fidelity Investments. Mr. Storms is a director
                             or trustee of 30 investment companies for which
                             Mitchell Hutchins, PaineWebber or one of their
                             affiliates serves as investment adviser.

---------
* Mrs. Alexander, Mr. Bewkes and Mr. Storms are 'interested persons' of the Fund, as defined by the 1940 Act, by virtue of their positions with Mitchell Hutchins and/or PaineWebber.

** Unless otherwise stated, as of the date indicated, each director had sole voting and investment power of any shares owned.

    The board of directors of the Fund met seven times during the fiscal year ended November 30, 2000. Each director attended 75% or more of the board meetings during the last fiscal year. The board has established an Audit Committee that acts pursuant to a written charter and is responsible for overseeing the Fund's accounting and financial reporting policies, practices and internal controls. A copy of the charter is attached as Exhibit A. In fulfilling its duties, the Audit Committee has: (a) reviewed and discussed the Fund's audited financial statements with management; (b) discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61; (c) received certain written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discussed with the independent auditors the independent auditors' independence; and (d) based upon its review of the above, recommended to the board that the audited financial statements be included in the Fund's annual report to shareholders. The Audit Committee currently consists of Messrs. Armstrong, Burt, Feldberg, Gowen, Malek and Schafer, none of whom have any relationship to the Fund that may interfere with the exercise of their independence from management or the Fund. The Audit Committee members are independent as defined under listing standards of the New York Stock Exchange. Each member of the Fund's Audit Committee is also a member of a similar committee established by the boards of other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser. The Audit Committee met once during the fiscal year ended November 30, 2000 and each member attended that meeting.

    The board does not have a standing nominating or compensation committee. The Fund pays the Independent Directors $1,000 annually and up to $150 for each board meeting and for each separate meeting of a board committee. The chairmen of the Audit Committees and the audit and contract review committees of individual funds within the PaineWebber fund complex receive additional compensation aggregating $15,000 annually each from the relevant funds. Directors of the Fund who are 'interested persons' as defined by the 1940 Act receive no compensation from the Fund. Directors are reimbursed for any expenses incurred in attending meetings. Each director will be subject to mandatory retirement at the end of the year in which he or she becomes 72 years old. The board has waived this requirement with respect to Mr. Bewkes for the next year. The table below includes certain information relating to the compensation of the Fund's directors.

                             COMPENSATION TABLE'D'

                                                                                 TOTAL
                                                               AGGREGATE      COMPENSATION
                                                              COMPENSATION      FROM THE
NAME OF                                                           FROM        FUND AND THE
PERSON, POSITION                                               THE FUND*     FUND COMPLEX**
------------------------------------------------------------  ------------   --------------
Richard Q. Armstrong, Director..............................    $1,780         $108,232
Richard R. Burt, Director...................................    $1,780         $108,232
Meyer Feldberg, Director....................................    $2,480         $173,982
George W. Gowen, Director...................................    $1,780         $173,982
Frederic V. Malek, Director.................................    $1,780         $108,232
Carl W. Schafer, Director...................................    $1,750         $106,372

---------

'D' Only independent members of the board are compensated by the Fund and identified above; directors who are 'interested persons,' as defined by the 1940 Act, do not receive compensation.

  * Represents fees paid to each director during the fiscal year ended November 30, 2000.

 ** Represents total compensation paid to each director by 33 investment companies (37 in the case of Mr. Feldberg and Gowen) for which Mitchell Hutchins, PaineWebber or one of their affiliates served as investment adviser during the twelve months ended December 31, 2000; no fund within the complex has a bonus, pension, profit sharing or retirement plan.

REQUIRED VOTE

    The election of each Director requires approval by a plurality of the votes cast at the meeting on the matter, provided a quorum is present.

         PROPOSAL 2. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    The Fund's financial statements for the fiscal year ended November 30, 2000 were audited by Ernst & Young LLP, independent auditors. In addition, Ernst & Young LLP prepares the Fund's federal and state annual income tax returns.

    The board of directors of the Fund has selected Ernst & Young LLP as the independent auditors for the Fund for the fiscal year ending November 30, 2001, subject to ratification by shareholders of the Fund at the annual meeting. Ernst & Young LLP has been the Fund's independent auditors since its inception in December 1992. The ratification of Ernst & Young LLP as independent auditors is to be voted upon at the annual meeting, and it is intended that the persons named in the accompanying proxy will vote FOR such ratification unless contrary instructions are given. Ernst & Young LLP has informed the Fund that it has no material direct or indirect financial interest in the Fund.

    Representatives of Ernst & Young LLP are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

REQUIRED VOTE

    The ratification of Ernst & Young LLP as the Fund's independent auditors for the fiscal year ending November 30, 2001 requires the approval of a majority of the votes cast at the meeting on the matter, provided a quorum is present.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE 'FOR' PROPOSAL 2.

     PROPOSAL 3. TO APPROVE A NEW SUB-ADVISER APPROVAL POLICY FOR THE FUND

    At its meeting on November 8, 2000, the board approved, and recommended that the shareholders of the Fund also be asked to approve, a policy to permit Mitchell Hutchins, subject to the approval of the board, to appoint and replace sub-advisers, to enter into sub-advisory contracts and to amend sub-advisory contracts on behalf of the Fund subject to ratification and approval by the Fund's shareholders at the Fund's next regularly scheduled annual meeting ('Sub-Adviser Approval Policy'). Shareholders are being asked to approve this policy at the Meeting to permit Mitchell Hutchins to make changes in the sub-advisory arrangements for the Fund in the future without having to incur the expense of a special shareholder meeting. If approved by the Fund's shareholders, the policy would apply only to sub-advisers that are not affiliated with Mitchell Hutchins and thus would not permit Mitchell Hutchins and the board to appoint any Mitchell Hutchins affiliate to serve as sub-adviser to the Fund without shareholder approval within the more narrow time constraints imposed by the 1940 Act. Implementation of the Sub-Adviser Approval Policy is subject to the receipt of an exemptive order that has been requested from the SEC.

THE REQUESTED EXEMPTIVE ORDER

    On June 30, 2000, the Fund filed an application ('Exemptive Application') with the SEC seeking an exemption from provisions of the 1940 Act that, subject to certain exceptions, prohibit any party from serving as a sub-adviser to the Fund except pursuant to a contract that has been approved by the Fund's shareholders. If the Exemptive Application is granted by the SEC, and if the shareholders approve this proposal, Mitchell Hutchins will be authorized, subject to approval by the board, including a majority of the Independent Directors, to evaluate, select and retain unaffiliated sub-advisers for the Fund and to modify the sub-advisory contracts without obtaining immediate shareholder approval. The Fund would announce the appointment of any new sub-advisers by press release promptly following any such board action. Moreover, the Exemptive Application would require the Fund to obtain shareholder ratification and approval of the new sub-advisory contracts at its next regularly scheduled annual meeting. Deferring shareholder approval until the next annual meeting would allow the Fund to avoid the cost of having a special shareholder meeting for that purpose. There can be no assurance that the SEC will grant the relief requested in the Exemptive Application.

CURRENT SUB-ADVISER APPROVAL PROCESS

    Currently, any sub-advisory contract relating to the Fund between Mitchell Hutchins and another investment adviser must be approved by the holders of a majority of the Fund's outstanding shares before it can take effect (other than on an interim basis). Such shareholder approval is in addition to approval by the board, including a majority of the Independent Directors.

PROPOSED SUB-ADVISER APPROVAL POLICY

    The proposed Sub-Adviser Approval Policy would permit Mitchell Hutchins, subject to the approval of the board, including a majority of the Independent Directors, to appoint and replace sub-advisers and to amend sub-advisory contracts without obtaining shareholder approval until the next regularly scheduled annual meeting. The Sub-Adviser Approval Policy thus would permit Mitchell Hutchins to change sub-advisers or sub-advisory arrangements if, among other things: (1) the sub-adviser has a record of substandard performance;
(2) the individual employees responsible for portfolio management of the Fund move from the sub-adviser to another investment advisory firm; (3) there is a change of control of the sub-adviser; (4) Mitchell Hutchins decides to diversify the Fund's management by adding another sub-adviser; or (5) there is a change in the investment style of the Fund. The sub-advisory fee paid by Mitchell Hutchins (not the Fund) to any new sub-adviser might be lower or higher than the fee payable to the Fund's current sub-adviser, thereby allowing Mitchell Hutchins to retain a greater or only a smaller portion of the fees paid by the Fund to Mitchell Hutchins. The Sub-Adviser Approval Policy will not be used to approve any sub-adviser that is affiliated with Mitchell Hutchins, as that term is used in the 1940 Act, or materially amend any sub-advisory contract with an affiliated sub-adviser.

    Approval of the Sub-Adviser Approval Policy will not affect any of the requirements under the federal securities laws that govern the Fund, Mitchell Hutchins, any sub-adviser or any sub-advisory contract, other than the requirement to call and hold a special meeting of the Fund's shareholders for the purpose of approving a sub-advisory contract. The board, including the Independent Directors, will continue to evaluate and approve all new sub-advisory contracts between Mitchell Hutchins and any sub-adviser as well as all changes to existing sub-advisory contracts. In addition, if the SEC grants the requested relief, the Fund and Mitchell Hutchins will be subject to conditions designed to ensure that the interests of the Fund's shareholders are adequately protected whenever Mitchell Hutchins acts under the Sub-Adviser Approval Policy. Finally, the Fund will be required to announce the appointment of a new sub-adviser by press release promptly following the board's action, and notice of the new sub-advisory contract, together with a description of the new sub-adviser, will be included in the Fund's next report to shareholders. Shareholders who are not satisfied with any sub-advisory arrangements that Mitchell Hutchins and the board implement under the Sub-Adviser Approval Policy would be able to vote against the new sub-advisory contract at the next annual meeting of shareholders or, of course, sell their shares.

    Shareholder approval of this Proposal 3 will not change the management fees paid by the Fund to Mitchell Hutchins or by Mitchell Hutchins to the Sub-Adviser, nor will it change the duties and responsibilities of either Mitchell Hutchins or the Sub-Adviser under their respective management or sub-advisory contracts relating to the Fund.

BENEFITS OF THE SUB-ADVISER APPROVAL POLICY

    The board believes that it is in the best interests of the Fund's shareholders to give Mitchell Hutchins the maximum flexibility to select, supervise and evaluate sub-advisers without incurring the expense and potential delay of seeking shareholder approval within a narrow window of time through a special meeting of Fund shareholders. While Rule 15a-4 under the 1940 Act provides a limited exception to the shareholder approval requirements for an interim advisory contract, the Fund's current advisory contract must be terminated before the Rule can apply, and the Fund's shareholders still must approve both the resulting interim advisory and sub-advisory contracts no later than 150 days after their effective date. Thus, even when a change in investment management arrangements involving one or more sub-advisers can be put into place on a temporary basis, the Fund must promptly call and hold a special meeting of the Fund's shareholders, create and distribute proxy materials, and arrange for the solicitation of voting instructions from shareholders. This process is time-intensive, slow and costly. These costs generally are borne entirely by the Fund. If Mitchell Hutchins and the board can rely on the Sub-Adviser Approval Policy, the board would be able to act more quickly and with less expense to appoint an unaffiliated sub-adviser when the board and Mitchell Hutchins believe that the appointment would benefit the Fund and its shareholders.

    Also, the board believes that it is appropriate to vest the selection, supervision and evaluation of sub-advisers in Mitchell Hutchins, subject to review by the board, in light of Mitchell Hutchins' significant experience and expertise in this area. The board believes that investors may choose to invest in the Fund because of Mitchell Hutchins' experience in this respect.

    Finally, the board will oversee the sub-adviser selection process to ensure that shareholders' interests are protected whenever Mitchell Hutchins selects a sub-adviser or modifies a sub-advisory contract. The board, including a majority of the Independent Directors, will continue to evaluate and approve all new sub-advisory contracts as well as any modification to existing sub-advisory contracts. In each review, the board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the sub-advisers. The board will compare the investment performance of the assets managed by the sub-adviser with other accounts with similar investment objectives managed by other advisers and will review the sub-adviser's compliance with federal securities laws and regulations. The board believes that its review will ensure that Mitchell Hutchins continues to act in the best interests of the Fund and its shareholders.

REQUIRED VOTE

    Approval of Proposal 3 requires the affirmative vote of the holders of the lesser of (1) 67% or more of the shares of the Fund present at the Meeting, if more than 50% of the outstanding shares are represented at the Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the Meeting. If the Fund's shareholders do not approve the proposed Sub-Adviser Approval Policy, the Fund will continue to be required to call a special meeting whenever necessary to obtain prompt shareholder approval of any changes in the Fund's sub-advisory arrangements. Implementation of the Sub-Adviser Approval Policy is also conditioned upon receipt of the requested exemptive relief from the SEC.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE 'FOR' PROPOSAL 3.

                               EXECUTIVE OFFICERS

    Officers of the Fund are appointed by the directors and serve at the pleasure of the board. None of the Fund's officers currently receives any compensation from the Fund. The executive officers of the Fund, in addition to Mr. Storms (about whom information is given previously), are:

        T. KIRKHAM BARNEBY, age 54, vice president of the Fund (appointed September 1995). Mr. Barneby is a managing director and chief investment officer -- quantitative investments of Mitchell Hutchins. Mr. Barneby is a vice president of 14 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

        THOMAS DISBROW, age 34, vice president and assistant treasurer of the Fund (appointed February 2000). Mr. Disbrow is a first vice president and a senior manager of the mutual fund finance department of Mitchell Hutchins. Prior to November 1999, he was a vice president of Zweig/Glaser Advisers. Mr.

    Disbrow is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

        AMY R. DOBERMAN, age 38, vice president of the Fund (appointed September
    2000). Ms. Doberman is a senior vice president and general counsel of Mitchell Hutchins. From December 1996 through July 2000, she was general counsel of Aeltus Investment Management, Inc. Prior to working at Aeltus, Ms. Doberman was a Division of Investment Management Chief Counsel at the Securities and Exchange Commission. Ms. Doberman is a vice president of 29 investment companies and vice president and secretary of one investment company for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

        JOHN J. LEE, age 32, vice president and assistant treasurer of the Fund (appointed May 1998). Mr. Lee is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Prior to September 1997, he was an audit manager in the financial services practice of Ernst & Young LLP. Mr. Lee is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

        KEVIN J. MAHONEY, age 35, vice president and assistant treasurer of the Fund (appointed May 1999). Mr. Mahoney is a first vice president and a senior manager of the mutual fund finance department of Mitchell Hutchins. From August 1996 through March 1999, he was the manager of the mutual fund internal control group of Salomon Smith Barney. Prior to August 1996, he was an associate and assistant treasurer for BlackRock Financial Management L.P. Mr. Mahoney is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

        ANN E. MORAN, age 43, vice president and assistant treasurer of the Fund (appointed June 1993). Ms. Moran is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Ms. Moran is also a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

        DIANNE E. O'DONNELL, age 48, vice president and secretary of the Fund (appointed November 1992). Ms. O'Donnell is a senior vice president and deputy general counsel of Mitchell Hutchins. Ms. O'Donnell is a vice president and secretary of 29 investment companies and a vice president and assistant secretary of one investment company for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

        PAUL H. SCHUBERT, age 38, vice president (appointed September 1994) and treasurer (appointed May 1997) of the Fund. Mr. Schubert is a senior vice president and the director of the mutual fund finance department of Mitchell Hutchins. Mr. Schubert is a vice president and treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

        BARNEY A. TAGLIALATELA, age 39, vice president and assistant treasurer of the Fund (appointed May 1997). Mr. Taglialatela is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Mr. Taglialatela is a vice president and assistant treasurer of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

        KEITH A. WELLER, age 39, vice president and assistant secretary of the Fund (appointed September 1995). Mr. Weller is a first vice president and senior associate general counsel of Mitchell Hutchins. Mr. Weller is a vice president and assistant secretary of 29 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as an investment adviser.

                               OTHER INFORMATION

BENEFICIAL OWNERSHIP OF SHARES

    Based on a Schedule 13D submitted to the Fund and filed with the Securities and Exchange Commission, the following shareholder owned more than 5% of the Fund's shares as of the date indicated:

                                                                 NUMBER AND PERCENTAGE OF SHARES
                                                                    BENEFICIALLY OWNED AS OF
NAME AND ADDRESS                                                         JANUARY 8, 2001
----------------                                            -----------------------------------------
Karpus Management, Inc. ..................................        587,705                7.53%

    The shareholder may be contacted c/o Mitchell Hutchins Asset Management Inc., 51 West 52nd Street, New York, NY 10019-6114. Management does not know of any other person who owns beneficially 5% or more of the shares of the Fund.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    An initial report under Section 16(a) of the Securities Exchange Act of 1934 was not timely filed for Ms. Doberman. This delayed report did not involve any transaction in the Fund's common stock but rather related to her election as an officer. The Fund is not aware of any outstanding report required to be filed by any board member.

                             SHAREHOLDER PROPOSALS


    Any shareholder who wishes to submit proposals to be considered at the Fund's 2002 annual meeting of shareholders should send such proposals to the Secretary of the Fund at 1285 Avenue of the Americas, New York, New York 10019-6028. In order to be considered at that meeting, shareholder proposals must be received by the Fund no later than October 3, 2001 and must satisfy other requirements of the federal securities laws.


                                 OTHER BUSINESS

    Management knows of no business to be presented at the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Fund.

                                          By order of the board of directors,

                                          DIANNE E. O'DONNELL
                                          Secretary

January 31, 2001

      --------------------------------------------------------------------
        IT IS IMPORTANT THAT YOU EXECUTE AND RETURN YOUR PROXY PROMPTLY.
      --------------------------------------------------------------------

                                                                       EXHIBIT A

                          PAINEWEBBER CLOSED-END FUNDS
                            AUDIT COMMITTEE CHARTER

ESTABLISHMENT AND PURPOSE

    The Audit Committee (the 'Committee') of the Board of Directors of each of the closed-end PaineWebber Funds (collectively the 'Funds' and, individually, a 'Fund') is hereby established on this the 11th day of May, 2000. The primary purpose of the Audit Committee is to oversee each Fund's accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the Securities and Exchange Commission, including the Investment Company Act of 1940 (the 'Act'), and by the rules of the New York Stock Exchange, Inc. or other relevant securities exchange on which shares of the Fund are listed.

    The Committee will endeavor to assure the quality and objectivity of each Fund's independent audit and the Fund's financial statements, act as a liaison between the Board of Directors and each Fund's independent auditors and periodically report to the Board of Directors. In performing its duties, the Committee shall have unrestricted access to each Fund's Directors, the independent auditors, and the executive and financial management of the Fund.

COMPOSITION

    The Committee, which will have at least three members at all times, shall be composed of all the non-interested Directors (as defined in the Act) of each Fund's Board of Directors, other than those who are not qualified to serve or who choose not to serve.

    Each member of the Committee must meet the independence and experience requirements set forth in Appendix A. At least one member of each Sub-Committee must also meet the financial expertise requirements set forth in Appendix A.

    The Committee shall elect a chairman, who shall preside over Committee meetings (the 'Chairman'), and may elect a deputy chairman to preside in the absence of the Chairman.

SUB-COMMITTEES

    The Committee shall have two Audit Sub-Committees (the 'Sub-Committees' or, individually, a 'Sub-Committee'). Each member of the Committee shall serve on one of the two Sub-Committees. Each Sub-Committee shall be assigned the responsibility of initially performing the Committee's duties with respect to specific Funds as determined from time to time by the Committee. Each Sub-Committee shall report its findings and recommendations to the full Committee, which will retain ultimate responsibility for audit oversight.

    Each Sub-Committee shall have a Chairman, one of whom shall also be the Chairman of the Committee. The other Sub-Committee Chairman shall be elected by all members of the Committee.

MEETINGS

    The Committee and each Sub-Committee shall meet on a regular basis, but not less frequently than annually. An Agenda shall be established for each meeting. Special meetings shall be called as circumstances require. The Chairman of the Committee and each Sub-Committee may invite Fund officers and other interested parties to participate in meetings. The Committee and each Sub-Committee may, in its discretion, meet in executive session outside the presence of Fund officers and other parties.

    A majority of the Committee's and each Sub-Committee's members shall constitute a quorum. However, if either Sub-Committee does not have a quorum but a quorum of the Committee as a whole is present, the committee as a whole may act in the Sub-Committee's place. At any meeting of the Committee or a Sub-Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote. Members may attend telephonically or otherwise whereby they can hear and be heard by all other attendees.

REPORTING

    The Committee Chairman (and, as necessary, the Chairman of any Sub-Committee) shall report to the Board of Directors on the result of its reviews and make such recommendations as deemed appropriate. The Committee and each Sub-Committee will keep minutes of its meetings and will make such minutes available as requested to the full Board for its review.

DUTIES AND RESPONSIBILITIES

    As a general rule, each Fund's independent auditors are ultimately accountable to the Board of Directors of the Fund and the Committee, and the Committee and the Board of Directors have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors of each Fund, subject to the requirements of the Act. In addition, the Committee and each designated Sub-Committee shall have the following specific duties and responsibilities:

AUDIT OVERSIGHT

     In connection with the organization of each Fund and annually thereafter, recommend to the Board of Directors the selection of an independent public accounting firm.

     Review the scope of each Fund's proposed audit each year, including the extent of audit and non-audit services provided to each Fund by the independent auditors, and the audit procedures to be utilized. At the conclusion of each audit, the Committee will review the audit, including any comments or recommendations, with the independent auditors.

     Ensure that the independent auditors for each Fund submit on a periodic basis to the Committee a formal written statement delineating all relationships between the auditors and each Fund consistent with Independence Standards Board Standard No. 1.

     Discuss with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

     Recommend that the Board of Directors of each Fund take appropriate action in response to the independent auditors' report to satisfy itself of, and oversee, the independence of the independent auditors.

     Discuss with Management the performance of the independent auditors, Management's recommendation with respect to the reasonableness of their fees and the recommendation to the Board of Directors regarding the retention of the independent auditors.

     Review and discuss with independent auditors and Management each Fund's annual report to shareholders and significant accounting policies underlying the reports and their presentation to the public.

     Discuss with each Fund's independent auditors any matters required to be discussed pursuant to Statement of Auditing Standards No. 61, as modified or supplemented.

     Discuss with each Fund's independent auditors, to the extent required by Statement of Auditing Standards No. 71, any adjustments which were made to previously reported financial information.

     Review with each Fund's independent auditors the adequacy and effectiveness of relevant internal controls and procedures and the quality of the staff implementing these controls and procedures.

     As necessary, review with the independent auditors and Management any 'illegal acts,' as defined in Section 10A of the Securities Exchange Act of 1934 and required by that statute to be reported to the Committee, or other significant issues that could have a material effect on a Fund's financial statements.

     Make recommendations to the Board of Directors of each Fund, based on the Committee's review and discussions with each Fund's independent auditors and Management, with respect to each Fund's financial statements as to whether the financial statements should be included in each Fund's annual report for the previous fiscal year.

OTHER

     Review with each Fund's Management, investment adviser and, if applicable, sub-adviser:

     (a) such compliance matters as are appropriate to be brought to the attention of the Committee; and

     (b) any comments or criticisms from the staff of the Securities and Exchange Commission or any other regulators as are appropriate to be brought to the attention of the Committee.

ANNUAL REVIEW

    The Committee shall review and reassess the adequacy of this charter on an annual basis.

AMENDMENTS

    This charter may be amended by a vote of the Board.

LIMITS ON COMMITTEE LIABILITY

    Except under extraordinary circumstances, actions taken by the Committee as a whole shall not subject the Committee members to any personal liability.

    The Committee is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management of the Fund has the responsibility for preparing the financial statements and implementing internal controls and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the Committee is not of the same quality as the audit performed by the independent auditors. In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible in order to best react to a changing environment.

                                                                      APPENDIX A

INDEPENDENCE REQUIREMENTS

    In order to be deemed independent, each member of the Committee must be free of any relationships that may interfere with the exercise of his or her independent judgment. To ensure the independence of each Committee member, the following restrictions shall apply to each Committee member:

     A Director who is an employee (including non-employee executive officers) of a Fund or any of its affiliates may not serve on the Committee until three years following the termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of a Fund, the Director could serve on the Committee after three years following the termination of the relationship between the Fund and the former parent or predecessor.

     A Director: (a) who is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with a Fund, or
     (b) who has a direct business relationship with a Fund (e.g., a consultant) may serve on the Committee only if the Board of Directors of that Fund determines in its business judgment that the relationship does not interfere with the Director's exercise of independent judgment. In making a determination regarding the independence of a Director pursuant to this paragraph, the Board of Directors of the Fund should consider, among other things, the materiality of the relationship to the Fund, to the Director, and, if applicable, to the organization with which the Director is affiliated.

     'Business relationship' can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A Director can have this relationship directly with the Fund, or the Director can be a partner, officer or employee of an organization that has such a relationship. The Director may serve on the Committee without the above-referenced Board of Directors' determination after three years following the termination of, as applicable, either: (a) the relationship between the organization with which the Director is affiliated and the Fund, (b) the relationship between the Director and his or her partnership status, shareholder interest or executive officer position, or (c) the direct business relationship between the Director and the Fund.

     A Director who is employed as an executive of another corporation where a Fund's executives serve on that corporation's compensation committee may not serve on the Committee.

     A Director who is an 'Immediate Family' member (as this term is defined in Rule 303.02(A) of the NYSE Listed Company Manual) of an individual who is an executive officer of a Fund or any of its affiliates cannot serve on the Committee until three years following the termination of such employment relationship.

EXCEPTIONS

    One Independent Director who does not meet the independence requirements above, and is not a current employee or an immediate family member of such an employee, may be appointed as a member of the Committee, if the Boards of Directors of the PaineWebber Funds, under exceptional and limited circumstances, determines that his or her membership on the Committee is required by the best interests of the Funds and their shareholders, and the Boards disclose, in the next annual proxy statement for each closed-end Fund subsequent to the person's appointment, the nature of the relationship and the reasons why the person was appointed to the Committee.

EXPERIENCE REQUIREMENTS

    Each member of the Committee must be 'financially literate.' A member of the Committee will be deemed to be 'financially literate' if he or she is able to read and understand financial statements, including, but not limited to, the Funds' balance sheets, income statements, and cash flow statements, or will become able to do so within a reasonable time after becoming a member of the Committee.

FINANCIAL EXPERTISE REQUIREMENTS

    At least one member of each Sub-Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any comparable experience or background which would result in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

---------------------------------
                      2002 TARGET
                  TERM TRUST INC.
---------------------------------



                                             -----------------------------------
                                                                     2002 TARGET
                                                                 TERM TRUST INC.
                                             -----------------------------------



                                                   -----------------------------
                                                   NOTICE OF
                                                   ANNUAL MEETING
                                                   TO BE HELD ON
                                                   MARCH 22, 2001
                                                   AND
                                                   PROXY STATEMENT
                                                   -----------------------------

 PROXY
 STATEMENT

                                                                      APPENDIX I


                                      PROXY

                           2002 TARGET TERM TRUST INC.
                 ANNUAL MEETING OF SHAREHOLDERS - MARCH 22, 2001

         The undersigned hereby appoints as proxies Scott Griff and Victoria Drake and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF 2002 TARGET TERM TRUST INC.

                             YOUR VOTE IS IMPORTANT

         Please date and sign this proxy on the reverse side and return it in the enclosed envelope to: PFPC Inc., P.O. Box 9388, Boston, MA 02205-9966. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies returned by mail.

SEE REVERSE                                                          SEE REVERSE
   SIDE                                                                 SIDE

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

---    Please mark
 X     votes as in
---    this example.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"


1. To elect as directors:                          2. To ratify the selection     FOR   AGAINST    ABSTAIN
   (01) Margo N. Alexander, (02) Richard Q.           of Ernst & Young LLP
   Armstrong, (03) E. Garrett Bewkes, Jr.,            as the Fund's               [ ]      [ ]         [ ]
   (04) Richard R. Burt, (05) Meyer Feldberg,         independent auditors
   (06) George W. Gowen, (07) Frederic V.             for the fiscal year
   Malek, (08) Carl W. Schafer, (09) Brian M.         ending November 30,
   Storms.                                            2001.


FOR ALL       [ ]       [ ]        WITHHOLD          3.  To approve a new         FOR   AGAINST    ABSTAIN
NOMINEES                           FROM ALL              sub-adviser approval
                                   NOMINEES              policy for the Fund.     [ ]      [ ]         [ ]

FOR ALL NOMINEES EXCEPT:

[ ]  --------------------------------------


                                                   MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]

                                                   This proxy will not be voted unless it is dated and signed exactly as instructed below:

                                                   If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly,
                                                   either party may sign, but the name of the party signing
                                                   should conform exactly to the name shown on this proxy card.
                                                   If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example: "ABC Corp., John Doe,
                                                   Treasurer."

                                                   Sign exactly as name appears hereon.

-------------------------------------    ---------------------------------------
Signature                        Date    Signature               Date





                          STATEMENT OF DIFFERENCES
                          ------------------------

The dagger symbol shall be expressed as .............................. 'D'